Supplement dated July 27, 2026
to the following statutory prospectus(es):
Nationwide Destination Future dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Information in Appendix H: Financial Intermediary Variations relating to Merrill Lynch is updated as follows:
Merrill Lynch
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Financial professionals of this firm will not recommend the Nationwide Lifetime Income Rider Plus Accelerated or the Nationwide Lifetime Income Rider Plus Max.
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Financial professionals of this firm will not recommend an applicant elect both the Highest Anniversary Death Benefit Option and the Nationwide Lifetime Income Rider Plus Core.
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If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the applicant elects the Nationwide Lifetime Income Rider Plus Core or a death benefit option.
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If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the applicant elects the Return of Premium Death Benefit Option or the Return of Premium Death Benefit Option with Spousal Protection.
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Financial professionals of this firm will not recommend this contract within an inherited IRA.
PROS-1199